UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2016

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road

Suite B-101

Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

InsPro Technologies Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 17, 2016.

The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 1, 2016, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal:
Nominee	For	Withheld
Donald R. Caldwell	135,308,945	284,159
Brian Adamsky	135,428,145	164,959
Michael Azeez	135,464,284	128,820
John Harrison	135,405,084	188,020
Kenneth Harvey	135,466,284	126,820
Alan Krigstein	135,466,284	126,820
Robert J. Oakes	135,466,284	126,820
Sanford Rich	135,466,284	126,820
L.J. Rowell	135,405,084	188,020
Paul Soltoff	135,407,084	186,020
Anthony R. Verdi	135,405,084	188,020
Edmond J. Walters	135,405,084	188,020

2.	Ratification of the appointment of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016
For	Against	Abstain
149,923,243	111,975	0

3.	The vote of the stockholders on the resolution that InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of this Proxy Statement
For	Against	Abstain
135,364,534	201,820	26,750

4.	The vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation to occur annually, every two years or every three years

Annually:	1,064,632

Every Two Years:	204,500

Every Three Years:	134,248,972

ABSTAIN:	75,000

There were 14,442,114 broker non-votes with respect to the election of directors. There were no broker non-votes with respect to the proposals to ratify the appointment of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016. There were 14,442,114 broker non-votes with respect to the vote of the stockholders on the resolution that InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of this Proxy Statement. There were 14,442,114 broker non-votes with respect to the vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation.

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal; (ii) the proposal to ratify the selection of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016; (iii) the vote of the stockholders on the resolution that InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of this Proxy Statement; and (iv) the vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation to occur every three years; were each adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	August 25, 2016	By:	/s/ Anthony R. Verdi
Name: Anthony R. Verdi Title: Chief Financial Officer